EXHIBIT 24.2

POWER OF ATTORNEY
The undersigned individual (the "Reporting Person") hereby authorizes and designates Worldview Equity I, L.L.C.,
or such other person or entity as is designated in writing by James Strawbridge
(the "Designated Filer") as the beneficial owner to
prepare and file on behalf of the Reporting Person individually, or jointly together with the any other reporting persons, any and
all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D,
Schedule 13G, Form 3, Form 4 and Form 5) that the Reporting Person may be required to file with the United States Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act") and
the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act")
(collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of
any entity whose securities are beneficially owned (directly or indirectly) by the Reporting Person (collectively, the "Companies").

The Reporting Person hereby further authorizes and designates each of James
Strawbridge, Daniel Dumais and James Wei
(each an "Authorized Signatory") as his true and lawful attorney-in-fact to execute and file on behalf of the Reporting Person
the Reports and to perform any and all other acts, which in the opinion of the
Designated Filer or Authorized Signatory may be
necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and each Authorized Signatory under this
Power of Attorney with respect to
the Reporting Person shall continue until the Reporting Person is no longer required to file any Reports with
respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing.

The Reporting Person acknowledges that the Designated Filer and each Authorized
Signatory are not assuming any of the
Reporting Person's responsibilities to comply with the Act, the Exchange Act or any other applicable law.

May 21, 2008
 _/s/Michael Orsak_________
  Michael Orsak